Exhibit 23(a)


        Consent of Arthur Andersen LLP, Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 16, 2001, included in this Form 10-K, into Coeur d'Alene Mines Corporation's previously filed S-8 Registration Statement No. 33-60163.



                                                 Arthur Andersen LLP


Denver, Colorado
  March 30, 2001